Company information (Details)	12 Months Ended
	Jun. 30, 2013 USD ($)	Jun. 30, 2013 CNY	Jun. 30, 2012 CNY	Jun. 30, 2011 CNY	Jun. 30, 2013 Variable Interest Entity, Primary Beneficiary [Member] CNY	Jun. 30, 2012 Variable Interest Entity, Primary Beneficiary [Member] CNY	Jun. 30, 2011 Variable Interest Entity, Primary Beneficiary [Member] CNY
Total assets		175,732,968	135,661,665
Total liabilities		113,957,189	80,308,583
Net revenue	34,503,882	211,764,124	163,022,321	93,474,859	104,575,396	83,276,644	68,275,955
Net Income	934,943	5,738,124	5,879,287	3,344,272	6,268,834	15,690,361	18,073,609
Net cash (used in) provided by operating activities	15,414,403	94,604,360	43,218,432	(26,410,270)	11,971,786	37,236,822	(1,900,731)
Net cash used in investing activities	$ (23,405,100)	(143,646,463)	55,817,382	(49,006,282)	(23,344,013)	(27,763,365)	(3,555,083)